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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2009


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                               South Lodge, Paxhill Park,
                         Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)- 220211

                                   No change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

At a Board of Directors' meeting held July 21, 2009, the Board of Directors consider that the write-off of its Madagascan subsidiary is necessary due to the difficulties encountered through the lack of availability of effective local management, the subsequent non-provision of essential accounting and audit information and delays and misleading information supplied by the Mining Cadastre and the Ministry of Energy and Mines on the status of the mining licences held by the Company's wholly-owned Madagascan subsidiary, Union Prospection Miniere. The recent political disturbances and civil unrest have further compounded the difficulties encountered previously in the administration of the subsidiary and accordingly, during the fiscal year 2008 the Directors of the Company considered the decision to write-off the total investment in this subsidiary and the curtailment of all the Company's activities there.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a-c) Not applicable

      (d) Exhibits.

          None.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of July, 2009.
                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
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                                            Clive de Larrabeiti, President